Aetna Variable Fund (SPIA - 125)


Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        VARMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
 1                  0.0%      1305.99   30.60%    30.60%
 3                  0.0%      1345.99   10.41%    10.41%
 5                  0.0%      1770.21   12.10%    12.10%
10                  0.0%      3189.57   12.30%    12.30%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                VARMTH
               VARMTH.125
12-99-85       2.921060
12-99-90       5.263164
12-99-92       6.921994
12-99-94       7.133970
12-99-95       9.316915

(Day = 99 means end-of-month.)

Aetna Income Shares (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        AISMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
 1                  0.0%      1167.68   16.77%    16.77%
 3                  0.0%      1201.65    6.31%     6.31%
 5                  0.0%      1503.55    8.50%     8.50%
10                  0.0%      2272.97    8.56%     8.56%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                AISMTH
               AISMTH.125
12-99-85        4.485085
12-99-90        6.780275
12-99-92        8.483768
12-99-94        8.730538
12-99-95       10.194481

(Day = 99 means end-of-month.)

AIAF (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        AIAMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
 1                  0.0%      1256.43   25.64%    25.64%
 3                  0.0%      1341.59   10.29%    10.29%
 5                  0.0%      1647.16   10.50%    10.50%
From 06-23-89       0.0%      1792.25    9.36%     9.36%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                AIAMTH
               AIAMTH.125
06-23-89       5.343808 i
12-99-90       5.814518
12-99-92       7.138904
12-99-94       7.622745
12-99-95       9.577457 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger Small Cap (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        ALGSCMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
 1                  0.0%      1425.14   42.51%    42.51%
 3                  0.0%      1505.40   14.61%    14.61%
 5                  0.0%      2394.99   19.09%    19.09%
From 09-21-88       0.0%      4022.31   21.08%    21.08%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                ALGSCMTH
               ALGSCMTH.125
09-21-88       2.232872 i
12-99-90       3.750043
12-99-92       5.966076
12-99-94       6.302028
12-99-95       8.981303 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Growth (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        JGMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
 1                  0.0%      1285.49   28.55%    28.55%
From 09-13-93       0.0%      1346.83   13.83%    13.83%
From 09-13-93       0.0%      1346.83   13.83%    13.83%
From 09-13-93       0.0%      1346.83   13.83%    13.83%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                 JGMTH
               JGMTH.125
09-13-93       6.825980 i
12-99-94       7.151691
12-99-95       9.193444 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Worldwide (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        JWWMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
 1                  0.0%      1257.78   25.78%    25.78%
From 09-13-93       0.0%      1496.40   19.17%    19.17%
From 09-13-93       0.0%      1496.40   19.17%    19.17%
From 09-13-93       0.0%      1496.40   19.17%    19.17%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                JWWMTH
               JWWMTH.125
09-13-93       5.927966 i
12-99-94       7.052611
12-99-95       8.870622 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Aetna Legacy (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        LEGCYMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
From 07-03-95       0.0%      1076.52   7.65%     7.65%
From 07-03-95       0.0%      1076.52   7.65%     7.65%
From 07-03-95       0.0%      1076.52   7.65%     7.65%
From 07-02-95       0.0%      1076.52   7.65%     7.65%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                LEGCYMTH
               LEGCYMTH.125
07-03-95       8.994434 i
12-99-95       9.682715 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Neuberger & Berman (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                       NEBSPIA
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
 1                  0.0%      1300.86   30.09%    30.09%
 3                  0.0%      1567.43   16.16%    16.16%
 5                  0.0%      2166.20   16.61%    16.61%
From 12-99-85       0.0%      3360.71   12.89%    12.89%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                 NEBSPIA
                NEBSPIA.125
12-99-85        4.718702 i
12-99-90        7.354693
12-99-92       10.117338
12-99-94       12.190513
12-99-95       15.858202 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Aetna Variable Fund (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                       VARMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
 1                  5.0%      1240.69   24.07%    24.07%
 3                  4.0%      1292.15    8.92%     8.92%
 5                  2.0%      1734.81   11.65%    11.65%
10                  0.0%      3189.57   12.30%    12.30%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                 VARMTH
                VARMTH.125
12-99-85       2.921060
12-99-90       5.263164
12-99-92       6.921994
12-99-94       7.133970
12-99-95       9.316915

(Day = 99 means end-of-month.)

Aetna Income Shares (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        AISMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
   1                5.0%      1109.30   10.93%    10.93%
   3                4.0%      1153.58    4.88%     4.88%
   5                2.0%      1473.48    8.06%     8.06%
  10                0.0%      2272.97    8.56%     8.56%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                  AISMTH
                 AISMTH.125
12-99-85         4.485085
12-99-90         6.780275
12-99-92         8.483768
12-99-94         8.730538
12-99-95        10.194481

(Day = 99 means end-of-month.)

AIAF (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        AIAMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
   1                5.0%      1193.61   19.36%    19.36%
   3                4.0%      1287.92    8.80%     8.80%
   5                2.0%      1614.22   10.05%    10.05%
From 06-23-89       1.0%      1774.33    9.19%     9.19%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                  AIAMTH
                 AIAMTH.125
06-23-89         5.343808i
12-99-90         5.814518
12-99-92         7.138904
12-99-94         7.622745
12-99-95         9.577457i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Alger Small Cap (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        ALGSCMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
   1                5.0%      1353.89   35.39%    35.39%
   3                4.0%      1445.18   13.06%    13.06%
   5                2.0%      2347.09   18.61%    18.61%
From 09-21-88       0.0%      4022.31   21.08%    21.08%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                 ALGSCMTH
                 ALGSCMTH.125
09-21-88         2.232872 i
12-99-90         3.750043
12-99-92         5.966076
12-99-94         6.302028
12-99-95         8.981303 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Growth (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        JGMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
   1                5.0%      1221.22   22.12%     22.12%
From 09-13-93       4.0%      1292.96   11.83%     11.83%
From 09-13-93       4.0%      1292.96   11.83%     11.83%
From 09-13-93       4.0%      1292.96   11.83%     11.83%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                  JGMTH
                 JGMTH.125
09-13-93         6.825980 i
12-99-94         7.151691
12-99-95         9.193444 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Janus Aspen Worldwide (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        JWWMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
   1                5.0%      1194.89   19.49%     19.49%
From 09-13-93       4.0%      1436.55   17.07%     17.07%
From 09-13-93       4.0%      1436.55   17.07%     17.07%
From 09-13-93       4.0%      1436.55   17.07%     17.07%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                  JWWMTH
                 JWWMTH.125
09-13-93         5.927966 i
12-99-94         7.052611
12-99-95         8.870622 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Aetna Legacy (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        LEGCYMTH
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
From 07-03-95       5.0%      1022.70    2.27%      2.27%
From 07-03-95       5.0%      1022.70    2.27%      2.27%
From 07-03-95       5.0%      1022.70    2.27%      2.27%
From 07-03-95       5.0%      1022.70    2.27%      2.27%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                  LEGCYMTH
                 LEGCYMTH.125
07-03-95         8.994434 i
12-99-95         9.682715 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

Neuberger & Berman (SPIA - 125)

Gross Deposit:      1000.00
Net Deposit:        1000.00

                                          Redeemable Value
                   ------------------------------------------------------------
                                        NEBSPIA
                              Nom.  0.00 M.F. (0.000%)
                              ------------------------
# of Years
Ending 12-95        DSC        Value     IRR       MF IRR
------------        ---        -----     ---       ------
   1                5.0%      1235.82   23.58%     23.58%
   3                4.0%      1504.73   14.59%     14.59%
   5                2.0%      2113.08   16.14%     16.14%
From 12-99-85       0.0%      3360.71   12.89%     12.89%

                                        Accumulation Unit Values
                 --------------------------------------------------------------
                  NEBSPIA
                 NEBSPIA.125
12-99-85          4.718702 i
12-99-90          7.354693
12-99-92         10.117338
12-99-94         12.190513
12-99-95         15.858202 i


(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)